UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2011

RACKWISE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-1763172	26-3439890

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

101 California Street, Suite 2450
San Francisco, CA
(Address of principal executive offices, including zip code)

(415) 946-8949
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Information

Attached hereto as Exhibit 99.1 is a press release issued on December 1, 2011 by Rackwise, Inc. (the “Company”), announcing that the Company has entered into a software integration and license agreement with Intel Corporation to enhance and co-market the Company’s Data Center Management Software product.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated December 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKWISE, INC.

Dated: December 7, 2011	By:	/s/ Guy A. Archbold
Guy A. Archbold
President